THE TARGET PORTFOLIO TRUST
Large Capitalization Growth Portfolio

Supplement dated May 27, 2005
to
Prospectus dated February 25, 2005
___________________________________________________________________

Effective on or about June 16, 2005, Marsico Capital Management LLC and Goldman Sachs Asset Management L.P. will replace Columbus
Circle Investors and Oak Associates, Ltd. as sub-advisers to the Large Capitalization Growth Portfolio.

The section of the Prospectus titled "How the Trust is Managed" is amended by removing all references to Columbus Circle Investors and Oak Associates, Ltd. and replacing all deleted information with information about each new sub-adviser, as set forth below:

Goldman Sachs Asset Management LP

Goldman Sachs Asset Management LP (GSAM), is located at 32 Old Slip, 23rd floor, New York, New York 10005. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $451.3 billion in assets as of December 31, 2004.

Marsico Capital Management LLC

	Marsico Capital Management, LLC
	Marsico Capital Management, LLC (Marsico) is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001.
Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.



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